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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 20, 1998

                       MetLife Capital Funding Corp. III
     (originator of the MetLife Capital Equipment Loan Trust Series 1997-A)
        on behalf of MetLife Capital Equipment Loan Trust Series 1997-A
             (Exact name of registrant as specified in its charter)

         Delaware                   333-23405                 91-1788640
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
   of incorporation)                                      Identification No.)

                         10900 NE 4th Street, Suite 550
                           Bellevue, Washington 98004
             (Address of principal executive offices and ZIP code)

Registrant's telephone number, including area code:  (425) 450-3590

                                      N/A
         (Former name or former address, if changed since last report.)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS  1 - 4   Not Applicable

ITEM 5 Attached, for the distribution date of July 20, 1998, is the Statement to the Noteholders, filed as Exhibit 99.1, and the Servicer Certificate, filed as Exhibit 99.2.

ITEM   6       Not Applicable

ITEM   7       Exhibits

               List of Exhibits:

               Exhibit 99.1 Statement to Noteholders for the Distribution Date of July 20, 1998.

               Exhibit 99.2 Servicer Certificate for the Distribution Date of July 20, 1998.

ITEMS  8 - 9   Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 27, 1998                             MetLife Capital Funding Corp. III




                                          By:  /s/Linda Foley
                                              ---------------
                                              Linda Foley
                                              Vice President and Chief
                                              Accounting Officer


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Exhibit Index

     Exhibits

     Exhibit 99.1 Statement to Noteholders for the Distribution Date of July 20, 1998.

     Exhibit 99.2  Servicer Certificate for the Distribution Date of July 20,
                   1998.

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